UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 7, 2018

PBF LOGISTICS LP
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36446	35-2470286
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Effective July 31, 2018, PBF Logistics LP (“PBFX” or the “Partnership”) entered into a transaction (the “Development Assets Acquisition”) with PBF Energy Company LLC (“PBF LLC”) pursuant to which PBFX acquired from PBF LLC all of the issued and outstanding limited liability company interests of: Toledo Rail Logistics Company LLC (“TRLC”), whose assets consist of a loading and unloading rail facility located at PBF Holding’s Toledo Refinery (the “Toledo Rail Products Facility”); Chalmette Logistics Company LLC (“CLC”), whose assets consist of a truck loading rack facility (the “Chalmette Truck Rack”) and a rail yard facility (the “Chalmette Rosin Yard”), both of which are located at PBF Holding’s Chalmette Refinery; Paulsboro Terminaling Company LLC (“PTC”), whose assets consist of a lube oil terminal facility located at PBF Holding’s Paulsboro Refinery (the “Paulsboro Lube Oil Terminal”); and DCR Storage and Loading Company LLC (“DSLC”), whose assets consist of an ethanol storage facility located at PBF Holding’s Delaware City Refinery (the “Delaware Ethanol Storage Facility” and collectively with the Toledo Rail Products Facility, the Chalmette Truck Rack, the Chalmette Rosin Yard, the Paulsboro Lube Oil Terminal, the “Development Assets”).

The Development Assets Acquisition was a transfer between entities under common control. Accordingly, the Partnership’s consolidated financial statements and notes have been retrospectively adjusted to include TRLC’s, CLC’s, PTC’s and DSLC’s historical costs for all periods presented.

Included herein as Exhibit 99.1 are the consolidated financial statements of the Partnership as of December 31, 2017 and 2016 and for the years ended December 31, 2017, 2016 and 2015. These consolidated financial statements give retrospective effect to the Development Assets Acquisition. These consolidated financial statements update Item 8 in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the Securities and Exchange Commission (the “SEC”) on February 23, 2018 (the “Form 10-K”). Included herein as Exhibit 99.2 is Management’s Discussion and Analysis of Financial Condition and Results of Operations, which relates to the consolidated financial statements, and updates Item 7 in the Partnership’s Form 10-K. Also included herein as Exhibit 99.3 is Selected Financial Data, which relates to the consolidated financial statements, and updates Item 6 in the Partnership’s Form 10-K.

No attempt has been made in the consolidated financial statements included in Exhibit 99.1 in this From 8-K to modify or update other disclosures as presented in the from 10-K to reflect events or occurrences after the date of the filing of the From 10-K. The information included in this Form 8-K should be read in conjunction with the Partnership’s Form 10-K, except with respect to the items updated herein, and filings made by the Partnership with the SEC subsequent to the filing of the Form 10-K, including the Partnership’s Quarterly Report on From 10-Q for the quarterly period ended March 31, 2018 filed on May 4, 2018, the quarterly period ended June 30, 2018 filed on August 2, 2018 and the quarterly period ended September 30, 2018 filed on October 31, 2018.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.
99.1	Consolidated Financial Statements of PBF Logistics LP.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.3	Selected Financial Data.
101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PBF Logistics LP
		By:	PBF Logistics GP LLC, its general partner

Date:	November 7, 2018		By:	/s/ Erik Young
Erik Young Senior Vice President, Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)